UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AgriFORCE Growing Systems, Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

AgriFORCE Growing Systems, Ltd.

2233 Columbia Street, Suite 300

Vancouver, BC, Canada V5Y 0M6

August 7, 2023

To the Shareholders of AgriFORCE Growing Systems, Ltd.:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of AgriFORCE Growing Systems, Ltd., a British Columbia corporation (the “Company”), to be held at 11:00 AM Pacific time on Wednesday, September 27, 2023, at the Company’s principal offices at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6.

At the Annual Meeting, Shareholders will be asked to consider and vote upon the following proposals:

1.	Approve the election of five directors for a one year term expiring in 2024.

2.	The ratification of the appointment of Marcum LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2023.

3.	To approve a reverse split of the Company’s issued and outstanding common shares in a ratio of 1:15 to 1:50.

4.	Approve the lowering of the minimum conversion price on our convertible notes issued in 2022 and 2023.

5.	To transact such other business as may be properly brought before the 2023 Annual Meeting and any adjournments thereof

In addition, shareholders will receive and consider the financial statements for the Company’s fiscal year ended December 31, 2022, the report of the Company’s auditor thereon, and the related management discussion and analysis.

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THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ABOVE FOUR PROPOSALS.

Pursuant to the provisions of the Company’s articles, the board of directors of the Company (the “Board”) has fixed the close of business on August 10, 2023 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on August 10, 2023 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Shareholders who intend to attend the meeting via teleconference or video conference must submit votes by Proxy ahead of the proxy deadline of 9:00 a.m. (Pacific Time) on September 26, 2023.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By Order of the Board of Directors:

/s/ John Meekison
John Meekison,
Co-Chairman of the Board of Directors

/s/ David Welch
David Welch,
Co-Chairman of the Board of Directors

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2023 Annual Meeting of shareholders (the “Annual Meeting”) of AgriFORCE Growing Systems, Ltd. (the “Company”) will be held 11:00 AM Pacific time on Wednesday, September 27, 2023, at the Company’s principal offices at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6.

At the Annual Meeting, the holders of the Company’s outstanding common shares will act on the following matters:

1.	Approve the election of five directors for a one year term expiring in 2024.

2.	The ratification of the appointment of Marcum LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2023.

3.	Approval of a reverse split of the Company’s issued and outstanding common shares in a ratio of 1:15 to 1:50.

4.	Approve the lowering of the minimum conversion price on our convertible notes issued in 2022 and 2023.

5.	To transact such other business as may be properly brought before the 2023 Annual Meeting and any adjournments thereof.

In addition, shareholders will receive and consider the financial statements for the Company’s fiscal year ended December 31, 2022, the report of the Company’s auditor thereon, and the related management discussion and analysis.

Shareholders of record at the close of business on August 10, 2023 are entitled to notice of and to vote at the 2023 Annual Meeting and any postponements or adjournments thereof.

Shareholders who intend to attend the meeting via teleconference or video conference must submit votes by Proxy ahead of the proxy deadline of 9:00 a.m. (Pacific Time) on September 26, 2023.

It is hoped you will be able to attend the 2023 Annual Meeting but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be present at the 2023 Annual Meeting in person , you may revoke your proxy and vote in person.

Dated: August __, 2023

By Order of the Board of Directors:

/s/ John Meekison
John Meekison,
Co-Chairman of the Board of Directors

/s/ David Welch
David Welch,
Co-Chairman of the Board of Directors

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AGRIFORCE GROWING SYSTEMS, LTD.

2233 Columbia Street, Suite 300

Vancouver, B.C. V5Y 0M6

ANNUAL MEETING OF SHAREHOLDERS

To Be Held September 27, 2023

PROXY STATEMENT

The Board of Directors of AgriFORCE Growing Systems, Ltd. (the “Company”) is soliciting proxies from its shareholders to be used at the 2023 Annual Meeting of shareholders (the “Annual Meeting”) to be held at the Company’s offices at the Company’s principal offices at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6, and at any postponements or adjournments thereof. This proxy statement contains information related to the Annual Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about August __, 2023. The purpose of this Amendment No. 1 is to add a matter for shareholder approval regarding decrease in the conversion price of the Company's convertible notes issued in June 2022 and January 2023.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date which our Board has determined to be August 10, 2023, and thus you are entitled to vote at the Company’s 2023 Annual Meeting. This document serves as a proxy statement used to solicit proxies for the 2023 Annual Meeting. This document and the Appendixes hereto contain important information about the 2023 Annual Meeting and the Company, and you should read it carefully.

Who is entitled to vote at the 2023 Annual Meeting?

Only shareholders of record as of the close of business on the record date will be entitled to vote at the 2023 Annual Meeting. As of the close of business on the record date, there were _______ common shares issued and outstanding and entitled to vote. Each holder of common shares is entitled to one vote for each common share held by such shareholder on the record date on each of the proposals presented in this proxy statement.

May I vote in person?

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer, you are considered, with respect to those shares, the shareholder of record, and the proxy materials and proxy card, attached hereto as Appendix A, are being sent directly to you by the Company. If you are a shareholder of record, you may attend the 2023 Annual Meeting to be held on September 27, 2023, and vote your shares in person, rather than signing and returning your proxy. Only persons attending in person may vote their shares in person.

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If your shares of common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker or other nominee. As the beneficial owner, you are also invited to attend the 2023 Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the 2023 Annual Meeting unless you obtain a proxy from your broker issued in your name giving you the right to vote the shares at the 2023 Annual Meeting.

Photo identification may be required (a valid driver’s license, state identification or passport). If a shareholder’s shares are registered in the name of a broker, trust, bank or other nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

If my Company shares are held in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Your broker will not be able to vote your shares of common stock without specific instructions from you for “non-routine” matters.

If your shares are held by your broker or other agent as your nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

All matters other than Proposal 1 and Proposal 4 are “routine” matters.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

How do I cast my vote if I am a shareholder of record?

The link for the material will be posted on our website: https://ir.agriforcegs.com/news-events/ir-calendar. If you are a shareholder with shares registered in your name with the Company’s transfer agent, VStock Transfer, on the record date, you may vote in person at the 2023 Annual Meeting or by going to www.vstocktransfer.com/proxy. Record holders can also vote: via email (vote@vstocktransfer.com), via mail (with the self addressed envelope the transfer agent will provide) or via fax (646) 536-3179.

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Whether or not you plan to attend the 2023 Annual Meeting, please vote as soon as possible to ensure your vote is counted. You may still attend the 2023 Annual Meeting and vote in person even if you have already voted by proxy. For more detailed instructions on how to vote using one of these methods, please see the form of proxy card attached to this Schedule 14A and the information below.

●	To vote in person. You may attend the 2023 Annual Meeting and the Company will give you a ballot when you arrive.

●	To vote by proxy by fax or internet. If you have fax or internet access, you may submit your proxy by following the instructions provided in this proxy statement, or by following the instructions provided with your proxy materials and on the enclosed proxy card or voting instruction card.

●	To vote by proxy by mail. You may submit your proxy by mail by completing and signing the enclosed proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed.

How do I cast my vote if I am a beneficial owner of shares registered in the name of any broker or bank?

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or other agent. To vote in person at the 2023 Annual Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials or contact your broker or bank to request a proxy form.

What constitutes a quorum for purposes of the 2023 Annual Meeting?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the issued and outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting permitting the conduct of business at the meeting. On the record date, there were __________ shares of Common Stock and 0 shares of preferred stock issued and outstanding and entitled to vote. Accordingly, the holders of _____________ shares eligible to vote must be present at the 2023 Annual Meeting to have a quorum. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the 2023 Annual Meeting only if you vote in person at the meeting, you submit a valid proxy or your broker, bank, dealer or similar organization submits a valid proxy.

Can I change my vote?

Yes. Any shareholder of record voting by proxy has the right to revoke their proxy at any time before the polls close at the 2023 Annual Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the 2023 Annual Meeting and voting in person. Attendance alone at the 2023 Annual Meeting will not revoke a proxy. If a shareholder of the Company has instructed a broker to vote its shares of common stock that are held in “street name,” the shareholder must follow directions received from its broker to change those instructions.

Who is soliciting this proxy – Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board of Directors. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

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What vote is required to approve each item?

The following votes are required to approve each proposal:

●	Proposal 1 - Election of the five directors requires a plurality (the five nominees receiving the most “FOR” votes) of the votes cast at the 2023 Annual Meeting.

●	Proposal 2 - The ratification of the appointment of Marcum LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2022. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2023 Annual Meeting are required to approve this proposal.

●	Proposal 3 – To approve the proposed reverse stock split. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2023 Annual Meeting are required to approve this proposal. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2023 Annual Meeting are required to approve this proposal.

●	Proposal 4 - To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2023 Annual Meeting are required to approve this proposal.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Neither proposal herein is a routine matter.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares the bank, broker or other nominee does not have authority to vote your unvoted shares on any of the other proposals submitted to shareholders for a vote at the Annual Meeting. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, and this proxy statement and the Appendix hereto are available for viewing, printing, and downloading at https://ir.agriforcegs.com/news-events/ir-calendar. All materials will remain posted on https://ir.agriforcegs.com/news-events/ir-calendar at least until the conclusion of the meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the 2023 Annual Meeting.

What interest do officers and directors have in matters to be acted upon?

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the 2023 Annual Meeting, including the procedures for voting your shares, you should contact Richard Wong, the Company’s Interim CEO and CFO, by telephone at 604-757-0952.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	shareholders whose shares are registered in their own name should contact our transfer agent, VStock Transfer LLC, and inform them of their request by calling them at (212) 828-8436 or writing them at 18 Lafayette Pl, Woodmere, NY 11598.

●	shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of August 10, 2023 by:

●	each person known to us to be the beneficial owner of more than 5% of our outstanding common stock;
●	each of our executive officers and directors; and
●	all of our executive officers and directors as a group.

	Common shares	Options vested within 60 days of August 10, 2023	Warrants	Series A Preferred Shares	Total	Percentage beneficially owned
Directors and Officers:
Ingo Mueller							%
Richard Wong							%
Troy McClellan							%
Mauro Pennella							%
John Meekison							%
David Welch							%
Amy Griffith							%
Richard Levychin							%
Total all officers and directors (8 persons)							%

5% or Greater Beneficial Owners
Ingo Mueller							%
Arni Johannson							%
Canadian Nexus Team Ventures Corp							%

(a)	Includes (1) _____ common shares held by St. George Capital Corp. of which Mr. Mueller is the President, (2) _______ common shares held by 1071269 BC Ltd. of which Mr. Mueller is the sole owner, and (3) 31,579 common shares held by 1178196 BC Ltd. of which Mr. Mueller is an affiliate.
(b)	Includes ____ common shares held by Canadian Nexus Ventures Ltd. of which Mr. Johannson is the President.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table presents information with respect to our officers, directors and significant employees as of the date of this 14A:

Name	Age	Position	Served Since
Ingo W. Mueller	58	Director, Former Chief Executive Officer, Former Chairman of the Board	December 2017
William J. Meekison	59	Director, Audit Committee, Compensation Committee	June 2019
David Welch	40	Director, Audit Committee, Nominations and Corporate Governance Committee	June 2019
Amy Griffith	51	Director, Chair Compensation Committee, Chair Nominations and Corporate Governance Committee, Audit Committee	July 2021
Richard Levychim	64	Director, Chair Audit Committee, Nominations and Governance Committee, Compensation Committee	July 2021
Richard S. Wong	58	Chief Financial Officer, Interim Chief Executive Officer	October 2018
Troy T. McClellan	61	Officer, Vice President Design & Construction, President Daybreak Ag Systems Ltd.	February 2018
Dr. Laila Benkrima	60	Chief Scientist	May 2018
Mauro Penella	57	President, AgriFORCE Brands, Chief Marketing Officer	July 15, 2021

Directors serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board of Directors following the annual meeting of shareholders and until their successors have been elected and qualified.

Ingo Wilhelm Mueller – Director and Former Chief Executive Officer and Former Chairman of the Board

Mr. Mueller has been involved in the finance and advisory business for the past 25 years having been involved in the financing of companies and projects. Mr. Mueller is the founder and currently the CEO of the Company since inception and has been responsible for the development of the Company’s intellectual property, business model and financing. He is full time with the Company. He is also currently the CEO of St. George Capital Corp. (since 1998), doing business as Capital Fusion Group, a private financial advisory firm. Mr. Mueller was Chairman and CEO of International Coal Company Ltd. from 2008-2010 before it was sold to London Mining plc, after which Mr. Mueller was named Chairman and CEO of London Mining Colombia Ltd. (2010 to 2012). Mr. Mueller was also the CEO and Chairman of WIGU City Edutainment Centers Plc (2014 to 2017). Mr. Mueller has a Bachelor Commerce (major in Finance and minor in Urban Land Economics) from the University of British Columbia. The Board has determined that Mr. Mueller is suited to serve on the Board due to his long standing involvement in the financial community. After the Annual Meeting, it is intended that Mr. Mueller will be appointed as Chairman.

David Welch, Co Chairman of the Board and Director

Mr. Welch is the founding partner at D|R Welch Law, a law firm in Los Angeles, California for which he has been employed full time for the past five years.. He has a broad base of experience in representing clients in the areas of litigation, corporate governance and financing, intellectual property and regulatory advisement and defense. Mr. Welch also focuses on complex commercial transactions and finance. Mr. Welch obtained his Juris Doctorate degree from Loyola Law School and received his Bachelor of Arts in Political Science from the California State University, Fullerton. He is a member of the Los Angeles County and American Bar Associations. He is suited to serve as a director due to his long standing experience in intellectual property.

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William John Meekison, Co-Chairman of the Board and Director

Mr. Meekison is a career Chief Financial Officer and former investment banker. He has spent the last fifteen years serving in a variety of executive management and CFO roles with both private and public companies, currently as the CFO and Director of Exro Technologies Inc. (since October 2017), a technology company that creates energy management system, and CFO and Director of ArcWest Exploration Inc. (since December 2010), a mining exploration company in British Columbia. He is currently on the board of directors of Pike Mountain Minerals Inc. (since July 2018) and Quest Pharmatech Inc. (since November 2017). Prior to his position at Exro Technologies Inc., Mr. Meekison spent fifteen years in corporate finance with a focus on raising equity capital for North American technology companies, including nine years at Haywood Securities Inc. Mr. Meekison received his Bachelor of Arts from the University of British Columbia and is a Chartered Professional Accountant, Professional Logistician and Certified Investment Manager. He is suited to serve as a director due to his long time experience as a CFO.

Amy Griffith, Director

Amy Griffith, 49, was appointed as a director in July 2021, concurrent with the completion of our IPO. Ms Griffith is Wells Fargo’s State & Local Government Relations Senior Leader for the Keystone Region encompassing Pennsylvania, Delaware and West Virginia. She was recruited to Wells Fargo’s Government Relations and Public Policy team in 2019. In this role, Griffith leads Wells Fargo’s legislative and political agenda in her region and manages relationships with a state and local policymakers and community stakeholders.

From 2008-2019, Griffith led government relations for sixteen states in the Eastern United States for TIAA for over a decade. In her role at TIAA, she successfully lobbied for multiple high-profile issues, including landmark pension reform legislation adopted in Pennsylvania. Prior to that, she worked in the aerospace, high tech, education, private and public sectors, and has managed multiple high-profile political campaigns at the local, state and national level.

Griffith is active in her community and has co-chaired The Baldwin School Golf Outing to raise funds for girls’ athletics programs.

She is a graduate of Gwynedd-Mercy College and holds a Bachelor of Arts in History. Our Board has determined that Ms. Griffith is well qualified to serve as a director due to her significant experience in government relations and politics and years of experience working with companies in both the private and public sectors.

Mr. Richard Levychin, Director

Richard Levychin, CPA, CGMA, 62, was appointed as a director in July 2021, concurrent with the completion of our IPO. Mr. Levychin s a Partner in Galleros Robinson’s Commercial Audit and Assurance practice where he focuses on both privately and publicly held companies. Prior to taking this position in October 2018, Richard was the managing partner of KBL, LLP, a PCAOB certified independent registered accounting firm, since 1994. Mr. Levychin has over 25 years of accounting, auditing, business advisory services and tax experience working with both privately owned and public entities in various industries including media, entertainment, real estate, manufacturing, not-for-profit, technology, retail, technology, and professional services. His experience also includes expertise with SEC filings, initial public offerings, and compliance with regulatory bodies. As a business adviser, he advises companies, helping them to identify and define their business and financial objectives, and then provides them with the on-going personal attention necessary to help them achieve their established goals.

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Mr. Levychin has written articles on a wide range of topics, which have been featured in several periodicals including Dollars and Sense, New York Enterprise Report, Black Enterprise Magazine, Forbes, Business Insider, and The Network Journal. He has also conducted seminars on a wide range of business topics including SEC matters and taxation for several organizations including the Black Enterprise Entrepreneurs Conference, the Entrepreneurs’ Organization (New York chapter) and the Learning Annex.

Mr. Levychin is a member of several organizations including the New York State Society of Certified Public Accountants, the National Association of Tax Professionals, and the American Institute of Certified Public Accountants (AICPA). Richard was a founding member of the AICPA’s National Diversity and Inclusion Commission. Richard is a member and a former board member of the New York Chapter of the Entrepreneurs’ Organization (“EO”), a dynamic, global network of more than 14,000 business owners in over 50 countries.

In 2018 Mr. Levychin was a recipient of the 5 Chamber Alliance MWBE Award from the Manhattan Chamber of Commerce. In 2016 Richard was presented with the 2016 Arthur Ashe Leadership Award. In 2015 Richard was presented by his alma mater Baruch College with the Baruch College Alumni Association’s “Alumni Leadership Award for Business”. In 2013 Richard received the title of Best Accountant from The New York Enterprise Report. Mr. Levychin is a past winner of The Network Journal’s prestigious “40 Under 40” award.

He is a graduate of Baruch College, where he received a Bachelors in Business Administration Degree (Accounting).

Our Board has determined that Mr. Levychin is well suited to serve on our Board due to his decades of experience as the managing partner of a PCAOB certified independent registered accounting firm, which included decades of expertise with SEC filings and initial public offerings.

Richard Wong, Interim Chief Executive Officer and Chief Financial Officer

Mr. Wong, who works full time for the Company, has over 25 years of experience in both start-up and public companies in the consumer goods, agricultural goods, manufacturing, and forest industries. Prior to joining the Company in 2018, he was a partner in First Choice Capital Advisors from 2008-2016 and a partner in Lighthouse Advisors Ltd. from 2016-2018. Mr. Wong has also served as the CFO of Emerald Harvest Co., Dan-D Foods, Ltd., and was the Director of Finance and CFO of SUGOI Performance Apparel and had served positions at Canfor, Canadian Pacific & other Fortune 1000 companies. Mr. Wong is a Chartered Professional Accountant, and a member since 1999. Mr. Wong has a Diploma in Technology and Financial Management from the British Columbia Institute of Technology.

Troy McClellan, Vice President, Design and Construction

Mr. McClellan, who works full time for the Company, has focused on innovative design and construction technologies throughout his career. Most recently, he was V.P. of Design and Development at WIGU City from 2015-2018, at which time he joined the Company. Mr. McClellan was the VP Design and Development of MGM Macau. Previously, he was a Project Manager at Wynn Design & Development and a Design Manager at Universal Studios (Japan). Mr. McClellan is a registered professional architect and received his Master’s Degree in Architecture from Montana State University.

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Dr. Laila Benkrima, Chief Scientist

Dr. Benkrima, who consults part-time for the Company, holds a PhD from the University of Paris in horticulture with a specialization in tissue culture and the hybridization and selection of plant varietals. Her employment history includes Inflazyme Pharmaceuticals, the University of British Columbia, and Celex Laboratory.

Mauro Penella, President AgriForce Brands

Mr. Pennella is a consumer products veteran with more than 30 years of experience in the consumer-packaged goods industry. From May 2018 until January 2021, he was Chief Growth & Sustainability Officer at McCain Foods, a Canadian multinational frozen food company. In that role, he was responsible for global marketing, sales, research and development (R&D) and sustainability. From October 2014 to April 2018, Mr. Pennella served as the President, International of Combe Incorporated, a personal care products company where he oversaw the international division, R&D and the internal advertising agency. He was also a member of the Executive Committee at Combe Incorporated, where he was responsible for the P&L—overseeing eight subsidiaries with more than 100 employees around the world. Prior to that, Mr. Pennella led the Retail and International businesses at Conagra’s Lamb Weston division and developed his career at Diageo and Procter & Gamble. Mr. Pennella received a Master of Business from Audencia, a premier European business school, as well as an M.A.B.A. in Marketing and Finance from The Ohio State University Fisher College of Business.

Our philosophy as to the structure of our management team is a follows:

Employee Title	Description of Employee Duties and Responsibilities

Former Chief Executive Officer (Ingo Mueller)	The Chief Executive Officer in partnership with the Board, is responsible for the success of the organization, making high-level decisions about the Company’s policies and strategy. Together, the Board and CEO assure the accomplishment of the Company’s vision and mission, and the accountability of the Company to its stakeholders and shareholders. The Board delegates responsibility for management and day-to-day operations to the CEO, and he has the authority to carry out these responsibilities, in accordance with the direction and policies established by the Board.

Interim CEO andChief Financial Officer (Richard Wong)	As a key member of the Executive team, the CFO reports to the CEO and assumes an overall strategic role in the Company. The CFO participates in driving the organization towards achieving its objectives whilst building the Finance and Administration function by demonstrating ethical leadership and business integrity. The CFO will ensure risk management is put in place with responsibility over internal controls to ensure transactions are done to prevent fraud while being cost efficient. In so doing, the incumbent will balance short term concerns and pressures, such as managing cash, liquidity and profitability with long-term vision and sustainable Company success. The CFO will work closely with the CEO and the rest of the Executive team to drive and manage change and innovation in a quickly evolving and changing industry landscape whilst fulfilling stewardship responsibilities. In so doing the CFO will ensure effective compliance and control and respond to regulatory developments and financial reporting obligations. Directly responsibility includes accounting, finance, forecasting, costing, property management, deal analysis and negotiations, compliance, financing and capital markets activities.

President AgriFORCE Solutions & Vice-President of Design & Construction (Troy McClellan)	Reporting to the CEO, the President AgriFORCE Solutions Division & Vice President, Design and Construction AgriFORCE is responsible for establishing, implementing and enforcing of all aspects and activities of the Design and Construction group. Responsibilities will include; supporting and partnering with other executives and stakeholders to develop and implement a comprehensive development strategy to build the Company’s facilities master plan both nationally and internationally, ensuring innovative, intelligently constructible LEED objective facilities, utilizing construction standardization and efficiency, ensuring best sustainability and HSE practices. The VP Design & Construction will oversee development and coordination of all AgriFORCE facilities, ensuring program and performance optimization, development schedule adherence and budget management based on the Company’s capital investment program; and work closely with other executives to deliver on the Company’s KPI, operational performance and specific programming direction to ensure focused, directed, timely project advancement.

Chief Scientist (Dr. Laila Benkrima)	Dr. Benkrima is responsible for overseeing the research and development of the company’s plant biology, biotechnology, and genetics initiatives. Dr. Benkrima is responsible for planning, development and creative problem solving of various projects from plant micropropagation and functional/medicinal crop cultivation to hydroponics and laboratory design. Her work also involves tissue culture, hybridization of plant varietals in the agricultural, horticultural, nutraceutical, and hydroponic sectors.

President AgriFORCE Brands & Chief Marketing Officer (Mauro Penella)

Reporting to the CEO, the President of AgriFORCE Brands Division and CMO of AgriFORCE is responsible for developing and executing a clearly defined commercial strategy, including branding, competitive positioning and M&A to leverage the AgriFORCE cultivation IP and solutions across multiple agriculture verticals which include foods, plant based proteins, cannabis, plant based nutraceuticals and plant based vaccines; in a manner that supports consistent business growth, robust financial returns and establishes brand equity and awareness to provide consumers and businesses more sustainable and better-quality products and ingredients.

This position is responsible for strategy, planning, organizing, staffing, training and managing all functions to achieve the Company’s objectives of sales, growth, profitability, and visibility while ensuring a consistent marketing message and position consistent with the corporate direction across all of the Company’s brands and or offerings.

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Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and also to other employees. Our Code of Business Conduct and Ethics can be found on the Company’s website at www.agriforcegs.com.

Family Relationships

None.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

Term of Office

Our Board of Directors is comprised of five directors, of which all five seats are currently occupied, and all directors will serve until the 2024 annual meeting of shareholders (if reelected) and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. All officers serve at the pleasure of the Board.

Director Independence

Amy Griffith, Richard Levychin, John Meekison and David Welch are “independent” directors based on the definition of independence in the listing standards of the NASDAQ Stock Market LLC (“NASDAQ”).

Committees of the Board of Directors

Our Board has established three standing committees: an audit committee, a nominations and corporate governance committee, and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual stockholders’ meeting. The charter of each committee is available on our website at www.agriforcegs.com.

Audit Committee

The Audit Committee members are currently John Meekison and Amy Griffith, with Richard Levychin as Chairman. The Audit Committee has authority to review our financial records, deal with our independent auditors, recommend to the Board policies with respect to financial reporting, and investigate all aspects of our business. All of the members of the Audit Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Audit Committee Charter is available on the Company’s website at http://www.agriforcegs.com/. The Audit Committee has sole authority for the appointment, compensation and oversight of the work of our independent registered public accounting firm, and responsibility for reviewing and discussing with management and our independent registered public accounting firm our audited consolidated financial statements included in our Annual Report on Form 10-K, our interim financial statements and our earnings press releases. The Audit Committee also reviews the independence and quality control procedures of our independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, discusses with management the Company’s policies with respect to risk assessment and risk management and will review the adequacy of the Audit Committee charter on an annual basis.

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Nominating and Governance Committee

The Nominating and Corporate Governance Committee members are currently David Welch and Richard Levychin, with Amy Griffith as Chairman. The Nominating and Corporate Governance Committee has the following responsibilities: (a) setting qualification standards for director nominees; (b) identifying, considering and nominating candidates for membership on the Board; (c) developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics applicable to the Company; (d) implementing and overseeing a process for evaluating the Board, Board committees (including the Committee) and overseeing the Board’s evaluation of the Chairman and Chief Executive Officer of the Company; (e) making recommendations regarding the structure and composition of the Board and Board committees; (f) advising the Board on corporate governance matters and any related matters required by the federal securities laws; and (g) assisting the Board in identifying individuals qualified to become Board members; recommending to the Board the director nominees for the next annual meeting of shareholders; and recommending to the Board director nominees to fill vacancies on the Board.

The Nominating and Governance Committee Charter is available on the Company’s website at http://www.agriforcegs.com/. The Nominating and Governance Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”); identifies and screens individuals qualified to become members of the Board, consistent with the Director Criteria. The Nominating and Governance Committee considers any director candidates recommended by the Company’s shareholders pursuant to the procedures described in the Company’s proxy statement, and any nominations of director candidates validly made by shareholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents. The Nominating and Governance Committee makes recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a shareholder vote at the Annual Meeting of shareholders, subject to approval by the Board.

Compensation Committee

The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its members are currently John Meekison, Richard Levychin, with Amy Griffith as Chairman. All of the members of the Compensation Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Compensation Committee Charter is available on the Company’s website at http://www.agriforcegs.com/. The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity- based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis. The Compensation Committee, among other things, reviews and approves the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance with respect to such goals, and set the Chief Executive Officer’s compensation level based on such evaluation. The Compensation Committee also considers the Chief Executive Officer’s recommendations with respect to other executive officers and evaluates the Company’s performance both in terms of current achievements and significant initiatives with long-term implications. It assesses the contributions of individual executives and recommend to the Board levels of salary and incentive compensation payable to executive officers of the Company; compares compensation levels with those of other leading companies in similar or related industries; reviews financial, human resources and succession planning within the Company; recommend to the Board the establishment and administration of incentive compensation plans and programs and employee benefit plans and programs; recommends to the Board the payment of additional year-end contributions by the Company under certain of its retirement plans; grants stock incentives to key employees of the Company and administer the Company’s stock incentive plans; and reviews and recommends for Board approval compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

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Changes in Nominating Procedures

None.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we traditionally determined that it is in the best interests of the Company and its shareholders to no longer combine these roles but upon retirement of Mr. Nicholson we determined to have Mr. Mueller in both roles.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that risks undertaken by us are consistent with the Board’s risk parameters. While the Board oversees the Company, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Commission initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statement of changes in beneficial ownership with respect to their ownership of the Company’s securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our Company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act and without conducting any independent investigation of our own, we believe that with respect to the fiscal year ended December 31, 2022, our officers and directors, and all of the persons known to us to beneficially own more than 10% of our common stock filed all required reports on a timely basis.

EXECUTIVE COMPENSATION

Executive Compensation for our named executive officers as of December 31, 2022:

Name & Principal Position	Year	Salary	Bonus		Share-Based Awards[c]	Option-Based Awards	All Other Compensation	Total Compensation
Ingo W. Mueller,	2022	392,464	375,718		359,881	6,866	1,741	1,136,670
Chief Executive Officer	2021	299,299	282,808		155,668	279,632	14,958	1,032,365
Richard S. Wong,	2022	295,216	134,696	[a]	86,456	28,831	1,741	546,940
Chief Financial Officer	2021	237,582	132,070		37,397	186,422	-	593,471
Troy T. McClellan,	2022	246,732	69,162	[b]	76,846	30,132	1,741	424,613
Vice President Design & Construction	2021	206,280	80,774		35,456	167,778	-	490,288
Mauro Pennella	2022	268,962	-		115,269	45,593	1,741	431,565
Chief Marketing Officer, President AgriFORCE™ Brands	2021	128,841	-		55,179	85,693	-	269,713

(a)	Bonus was paid out $101,022 in shares and $33,674 in cash.
(b)	Bonus was paid out $69,162 in shares
(c)	Some share-based awards were issued net of income taxes. The Company repurchased shares on the issuance date to remit as income taxes to the appropriate government revenue service agencies.

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Employment and Related Agreements

Except as set forth below, we currently have no other written employment agreements with any of our officers and directors as of December 31, 2023. The following is a description of our current executive employment agreements:

Agreements with Our Named Executive Officers

We have entered into written employment agreements with each of our named executive officers, as described below. Each of our named executive officers has also executed our standard form of confidential information and invention assignment agreement.

Employment Agreement with Ingo Mueller (Replaced by Richard Wong as Interim CEO as of July 17, 2023)

Effective August 1, 2021, the Board of Directors of AgriForce Growing Systems, Ltd. (the “Company”) entered into a new employment agreement with Ingo Mueller that continues unless and until such employment is terminated by either party pursuant to the terms of the agreement, as its Chief Executive Officer. Under the terms of this agreement, Mr. Mueller is entitled to an annual base salary of CDN $473,367 per year, and is subject to annual reviews where the Company at its discretion may increase, but not decrease, Mr. Mueller’s base salary each year. Mr. Mueller shall also receive on an annual basis, payable quarterly in arrears on the last trading day of each calendar quarter, $468,313 Cdn of common shares of the Company, at a price per share equal to the volume weighted average price of a common share of the Company listed on the Nasdaq Capital Market for the five trading days preceding the date of issuance, The employment agreement also entitles Mr. Mueller to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus of 30% of base salary at target and up to 100% of base salary based on performance targets established by the Board from time to time; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in health benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers. Mr. Mueller will be entitled to receive 15% of the new options to be allocated upon the exercise of the current granted options. These options shall be granted at the IPO price and as soon as practicable. Based on current recommendations from management it is expected that the number of options to be granted to Mueller as of the effective date of this agreement, will be approximately 172,000 to be vested over 3 years. Mr. Mueller received a signing bonus in cash of $68,750

Pursuant to the employment, regardless of the manner in which Mueller’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary, other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. Mueller, for the following reasons: (1) death, (2) Termination for Cause (as defined below) or (3) for no reason. The employment of Mr. Mueller automatically terminates upon determination of permanent disability, provided that the disability renders the executive officer incapable of performing his or her duty.

Each officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 30 days prior to the effective date of such termination. In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination. In the event of such officer’s termination without Cause, the officer shall be entitled to severance in lieu of notice equal to six months of the then base salary, benefits continuation for a period of three months following the termination date and payment of any outstanding and accrued vacation pay and expenses, as applicable.

Under the employment agreements, “Cause” means: any material breach of the employment agreement, and any act, omission, behavior, conduct or circumstance of the Executive that constitutes just cause for dismissal of the Executive at common law, including an act involving gross negligence, or willful misconduct, commission or a felony, becoming bankrupt, or any material omission in the performance of Services, or the doing or condoning any unlawful or manifestly improper act. “Good Reason” means: (i) a material reduction in Executive’s salary or benefits (excluding the substitution of substantially equivalent compensation and benefits), other than as a result of a reduction in compensation affecting employees of the Company, or its successor entity, generally; (ii) a material diminution in Executive’s duties or responsibilities, provided however, that, a mere change in title or reporting relationship alone shall not constitute “Good Reason;” or (iii) relocation of Executive’s place of employment to a location more than 50 miles from the Company’s office location.

If within twelve (12) months following a change of control (as defined in the employment agreement), the officer’s employment is terminated (1) involuntarily by the Company other than for Cause, (2) death, or (3) by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits:

1.	a lump sum payment in the amount equal to twelve months of the then Base Salary;
2.	any outstanding Vacation pay as at the Effective Date of Termination;
3.	any outstanding Expenses as at the Effective Date of Termination; and
4.	maintain the Executive’s then Group Benefits for a period of three months from the Effective Date of Termination.

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Employment Agreement with Richard Wong

Effective August 1, 2021, the Board of Directors of AgriForce Growing Systems, Ltd. (the “Company”) entered into a new employment agreement with Richard Wong that continues unless and until such employment is terminated by either party pursuant to the terms of the agreement, as its Chief Executive Officer. Under the terms of this agreement, Mr. Wong is entitled to an annual base salary of CDN $339,406 per year, and is subject to annual reviews where the Company at its discretion may increase, but not decrease, Mr. Wong’s base salary each year. Mr. Wong shall also receive on an annual basis, payable quarterly in arrears on the last trading day of each calendar quarter, $112,505 Cdn of common shares of the Company, at a price per share equal to the volume weighted average price of a common share of the Company listed on the Nasdaq Capital Market for the five trading days preceding the date of issuance, The employment agreement also entitles Mr. Wong to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus of 30% of base salary at target and up to 100% of base salary based on performance targets established by the Board from time to time; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in health benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers. Mr. Wong will be entitled to receive 15% of the new options to be allocated upon the exercise of the current granted options. These options shall be granted at the IPO price and as soon as practicable. Based on current recommendations from management it is expected that the number of options to be granted to Wong as of the effective date of this agreement, will be approximately 114,000 to be vested over 3 years.

Pursuant to the employment, regardless of the manner in which Wong’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary, other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. Wong, for the following reasons: (1) death, (2) Termination for Cause (as defined below) or (3) for no reason. The employment of Mr. Wong automatically terminates upon determination of permanent disability, provided that the disability renders the executive officer incapable of performing his or her duty.

Each officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 30 days prior to the effective date of such termination. In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination. In the event of such officer’s termination without Cause, the officer shall be entitled to severance in lieu of notice equal to six months of the then base salary, benefits continuation for a period of three months following the termination date and payment of any outstanding and accrued vacation pay and expenses, as applicable.

Under the employment agreements, “Cause” means: any material breach of the employment agreement, and any act, omission, behavior, conduct or circumstance of the Executive that constitutes just cause for dismissal of the Executive at common law, including an act involving gross negligence, or willful misconduct, commission or a felony, becoming bankrupt, or any material omission in the performance of Services, or the doing or condoning any unlawful or manifestly improper act. “Good Reason” means: (i) a material reduction in Executive’s salary or benefits (excluding the substitution of substantially equivalent compensation and benefits), other than as a result of a reduction in compensation affecting employees of the Company, or its successor entity, generally; (ii) a material diminution in Executive’s duties or responsibilities, provided however, that, a mere change in title or reporting relationship alone shall not constitute “Good Reason;” or (iii) relocation of Executive’s place of employment to a location more than 50 miles from the Company’s office location.

If within twelve (12) months following a change of control (as defined in the employment agreement), the officer’s employment is terminated (1) involuntarily by the Company other than for Cause, (2) death, or (3) by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits:

1.	a lump sum payment in the amount equal to twelve months of the then Base Salary;
2.	any outstanding Vacation pay as at the Effective Date of Termination;
3.	any outstanding Expenses as at the Effective Date of Termination; and
4.	maintain the Executive’s then Group Benefits for a period of three months from the Effective Date of Termination.

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Employment Agreement with Troy McClellan

Effective July 22, 2021, the Board of Directors of AgriForce Growing Systems, Ltd. (the “Company”) entered into a new employment agreement with Troy McClellan that continues unless and until such employment is terminated by either party pursuant to the terms of the agreement, with a title of “President, AgriForce Solutions”. Under the terms of this agreement, Mr. McClellan is entitled to an annual base salary of CDN $300,000 per year, and is subject to annual reviews where the Company at its discretion may increase, but not decrease, Mr. McClellan’s base salary each year. Mr. McClellan shall also receive on an annual basis, payable quarterly in arrears on the last trading day of each calendar quarter, $100,000 of common shares of the Company, at a price per share equal to the volume weighted average price of a common share of the Company listed on the Nasdaq Capital Market for the five trading days preceding the date of issuance, The employment agreement also entitles Mr. McClellan to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus of 30% of base salary at target and up to 100% of base salary based on performance targets established by the Board from time to time; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in health benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

Pursuant to the employment, regardless of the manner in which McClellan’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary, other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. McClellan, for the following reasons: (1) death, (2) Termination for Cause (as defined below) or (3) for no reason. The employment of Mr. McClellan automatically terminates upon determination of permanent disability, provided that the disability renders the executive officer incapable of performing his or her duty.

Each officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 30 days prior to the effective date of such termination. In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination. In the event of such officer’s termination without Cause, the officer shall be entitled to severance in lieu of notice equal to six months of the then base salary, benefits continuation for a period of three months following the termination date and payment of any outstanding and accrued vacation pay and expenses, as applicable.

Under the employment agreements, “Cause” means: any material breach of the employment agreement, and any act, omission, behavior, conduct or circumstance of the Executive that constitutes just cause for dismissal of the Executive at common law, including an act involving gross negligence, or willful misconduct, commission or a felony, becoming bankrupt, or any material omission in the performance of Services, or the doing or condoning any unlawful or manifestly improper act. “Good Reason” means: (i) a material reduction in Executive’s salary or benefits (excluding the substitution of substantially equivalent compensation and benefits), other than as a result of a reduction in compensation affecting employees of the Company, or its successor entity, generally; (ii) a material diminution in Executive’s duties or responsibilities, provided however, that, a mere change in title or reporting relationship alone shall not constitute “Good Reason;” or (iii) relocation of Executive’s place of employment to a location more than 50 miles from the Company’s office location.

If within twelve (12) months following a change of control (as defined in the employment agreement), the officer’s employment is terminated (1) involuntarily by the Company other than for Cause, (2) death, or (3) by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits:

1.	a lump sum payment in the amount equal to twelve months of the then Base Salary;
2.	any outstanding Vacation pay as at the Effective Date of Termination;
3.	any outstanding Expenses as at the Effective Date of Termination; and
4.	maintain the Executive’s then Group Benefits for a period of three months from the Effective Date of Termination.

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Employment Agreement with Mauro Penella

On July 15, 2021, the Company entered into an employment agreement with Mr. Pennella that continues unless and until such employment is terminated by either party pursuant to the terms of the agreement. Under the terms of this agreement, Mr. Pennella is entitled to an annual base salary of CDN$350,000 beginning on July 15, 2021, and is subject to annual reviews where the Company at its discretion may increase, but not decrease, Mr. Pennella’s base salary each year. Mr. Pennella shall also receive on an annual basis, payable quarterly in arrears on the last trading day of each calendar quarter, $150,000 of common shares of the Company, at a price per share equal to the volume weighted average price of a common share of the Company listed on the Nasdaq Capital Market for the five trading days preceding the date of issuance, The employment agreement also entitles Mr. Pennella to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus of up to 100% of base salary; based on performance targets established by the Board from time to time at the sole discretion of the Board and as determined by the Compensation Committee once established or otherwise by the Board commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in health benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

Pursuant to the employment, regardless of the manner in which Pennella’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary, other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. Pennella, for the following reasons: (1) death, (2) Termination for Cause (as defined below) or (3) for no reason. The employment of Mr. Pennella automatically terminates upon determination of permanent disability, provided that the disability renders the executive officer incapable of performing his or her duty.

Each officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 30 days prior to the effective date of such termination. In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination. In the event of such officer’s termination without Cause, the officer shall be entitled to severance in lieu of notice equal to six months of the then base salary, benefits continuation for a period of three months following the termination date and payment of any outstanding and accrued vacation pay and expenses, as applicable.

Under the employment agreements, “Cause” means: any material breach of the employment agreement, and any act, omission, behavior, conduct or circumstance of the Executive that constitutes just cause for dismissal of the Executive at common law, including an act involving gross negligence, or willful misconduct, commission or a felony, becoming bankrupt, or any material omission in the performance of Services, or the doing or condoning any unlawful or manifestly improper act. “Good Reason” means: (i) a material reduction in Executive’s salary or benefits (excluding the substitution of substantially equivalent compensation and benefits), other than as a result of a reduction in compensation affecting employees of the Company, or its successor entity, generally; (ii) a material diminution in Executive’s duties or responsibilities, provided however, that, a mere change in title or reporting relationship alone shall not constitute “Good Reason;” or (iii) relocation of Executive’s place of employment to a location more than 50 miles from the Company’s office location.

If within twelve (12) months following a change of control (as defined in the employment agreement), the officer’s employment is terminated (1) involuntarily by the Company other than for Cause, (2) death, or (3) by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits:

1.	a lump sum payment in the amount equal to twelve months of the then Base Salary;
2.	any outstanding Vacation pay as at the Effective Date of Termination;
3.	any outstanding Expenses as at the Effective Date of Termination; and
4.	maintain the Executive’s then Group Benefits for a period of three months from the Effective Date of Termination.

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Outstanding Equity Awards at December 31, 2022

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Ingo W. Mueller (former CEO)	-	11,351	-	1.14	18-Nov-18
Ingo W. Mueller (former CEO)	114,266	-	-	3.50	30-Jun-26
Ingo W. Mueller (former CEO)	46,206	46,203	-	7.00	31-May-26
Richard S. Wong	-	47,661	-	1.14	18-Nov-18
Richard S. Wong	36,084	-	-	3.50	30-Jun-26
Richard S. Wong	30,804	30,802	-	7.00	31-May-26
Troy T. McClellan	-	49,812	-	1.14	18-Nov-18
Troy T. McClellan	25,559	-	-	3.50	30-Jun-26
Troy T. McClellan	27,720	27,725	-	7.00	31-May-26
Mauro Pennella	-	75,371	-	1.14	18-Nov-18
Mauro Pennella	23,100	32,345	-	7.00	31-May-26

Directors’ Compensation

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2022 awarded to, earned by or paid to our directors. The value attributable to any warrant awards reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718.

Name	Year	Fees Earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
		($)	($)	($)	($)	($)	($)	($)
Amy Griffith	2022	30,000	-	20,263	-	-	-	50,263
	2021	17,831	-	125,921	-	-	-	143,752

Richard Levychin	2022	40,000	-	20,263	-	-	-	60,263
	2021	23,775	-	125,921	-	-	-	149,696

John Meekison	2022	30,000	-	20,263	-	-	-	50,263
	2021	28,715	-	94,132	-	-	-	127,931

David Welch	2022	30,000	-	20,263	-	-	-	50,263
	2021	13,568	-	94,132	-	-	-	122,608

Stock Option Plan

The Company adopted a stock option plan originally on December 12, 2018 (the “Option Plan”), as amended, under which the committee of the Board (the “Committee”) may from time to time in its discretion, grant to directors, officers, employees and consultants of the Company non-transferable options to purchase common shares (“Options”). As of the date of this Prospectus, the Company has 641,730 Options outstanding. The Option Plan was approved by the shareholders of the Company on June 10, 2019.

The principal purpose of the Option Plan is to advance the interests of the Company by encouraging the directors, employees and consultants of the Company and of its subsidiaries or affiliates, if any, by providing them with the opportunity, through options, to acquire Shares in the share capital of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive in their efforts on behalf of the Company in the conduct of its affairs.

The Plan will be administered by the Compensation Committee of our Board of Directors, once established, or by the full board, which may determine, among other things, the (a) terms and conditions of any option or stock purchase right granted, including the exercise price and the vesting schedule, (b) persons who are eligible to receive options and stock purchase rights and (c) the number of shares to be subject to each option and stock purchase right. The types of equity awards that may be granted under the Plan are: (i) incentive stock options (“ISOs”) and non-incentive stock options (“Non-ISOs”).

Eligibility

Any officer, director, employee or consultant of the Company or its wholly-owned subsidiaries (each as described in the Option Plan and each, an “Eligible Person”) is eligible to receive Options under the Option Plan. The Committee has full and final authority to determine the Eligible Persons who are granted Options under the Option Plan and the number of Shares subject to each Option.

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Shares Subject to Option Plan

The maximum number of Shares which may be available for issuance under the Option will not exceed 15% of the total number of Shares issued and outstanding from time to time. The Option Plan is an “evergreen plan” and accordingly, any issuance of Shares from treasury, including the issuances of Shares in respect of which Options are exercised, and any expired or cancelled Options, shall automatically replenish the number of Shares issuable under the Option Plan.

The maximum number of Shares which may be issued or reserved for issuance to any one Person (as described in the Option Plan), and companies wholly-owned by that Person, under the Option Plan within any 12-month period shall not exceed 5% of the issued and outstanding Shares, calculated on the date an Option is granted to such Person.

Limits with Respect to Consultants and Employees or Consultants engaged in Investor Relations Activities

The maximum number of Options which may be granted to any one consultant under the Option Plan within any 12-month period, must not exceed 2% of the issued and outstanding Shares, calculated at the date an Option is granted to such consultant (on a non-diluted basis).

The maximum number of Options which may be granted to employees or consultants engaged in investor relations activities under the Option Plan within any 12-month period, must not exceed 2% of the issued and outstanding Shares, calculated on the date an Option is granted to any such investor relations person (on a non-diluted basis).

Exercise of Options

The exercise price of Options issued may not be less than the “Market Value” (as described in the Option Plan) of the Shares at the time the Option is granted. In addition, the exercise price will not be lower than as permitted by applicable stock exchange policies.

Subject to the provisions of the Option Plan and the particular Option, an Option may be exercised, in whole or in part, by delivering a written notice of exercise to the Company along with payment in cash or certified cheque for the full amount of the exercise price of the Shares then being purchased.

Term and Expiry Date

The period within which Options may be exercised and the number of Options which may be exercised in any such period are determined by the Committee at the time of granting the Options provided, however, that the maximum term of any Options awarded under the Option Plan is ten (10) years. The term and expiry date of any Options granted to a Ten Percent Shareholder Participant (as defined in the Option Plan) shall not exceed five (5) years from the date of grant.

Vesting

All Options granted pursuant to the Option Plan will be subject to the vesting requirements imposed by the Board at the time of grant of the Options.

Termination of Options

An optionee who ceases to be an Eligible Person for any reason, other than as a result of having been dismissed for cause or as a result of the optionee’s death, may exercise any vested and unexpired Options held by such optionee for a period of 30 days from the date of cessation (or until the normal expiry date of the Option rights of such optionee, if earlier), unless otherwise determined by the Committee and expressly provided for in the certificate representing the Options.

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In the event of a death of the optionee during the currency of the optionee’s Options, any Options theretofore granted to the optionee are exercisable by the optionee’s lawful personal representatives, heirs or executors until the earlier of one (1) year after the date of death of such optionee and the expiry date of the Options.

If an optionee ceases to be an Eligible Person as a result of having been dismissed for cause, all unexercised Options of that optionee under the Option Plan shall immediately become terminated and shall lapse.

In the event of terminated by the Company by reason of disability of an optionee, any Options held by such optionee shall be exercisable by such optionee or by the personal representative on or before the date which is the earlier of one year following the date of disability and the expiry date of options.

Non-Assignability and Non-Transferability

Options granted under the Option Plan will be non-assignable and non-transferable by an optionee other than pursuant to a will or by the laws of descent and distribution, and such Option shall be exercisable, during an optionee’s lifetime, only by the optionee.

Adjustments in Shares Subject to Option Plan

The Option Plan contains provisions for the treatment of Options in the event of a reorganization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or Shares of the Company. The Options granted under the Option Plan may contain such provisions as the Committee may determine with respect to adjustments to be made in the number and kind of Shares covered by such Options and in the exercise price in the event of such change.

The following table provides information with respect to options outstanding under our Plan as of December 31, 2022:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	1,382,629	$3.30	431,986
Equity compensation plans not approved by security holders	-	-	-
Total	1,382,629	$3.30	431,986

Non-Employee Director Remuneration Policy

Upon a Nasdaq listing, the directors’ compensation will be set at $30,000 each, which includes all committee participation, while the chairman of the Board and the chair of the Audit Committee will receive $40,000 each. It is anticipated that these payments will all be made in cash.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. We do not report on this compliance.

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Amy Griffith, John Meekison and Richard Levychin, as Chairman.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.agriforcegs.com. The Audit Committee is responsible for the appointment, oversight and compensation of our independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K (starting with fiscal year ending December 31, 2021) and our quarterly financial statements on Forms 10-Q. In fulfilling its responsibilities for the financial statements for fiscal year 2022, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022, with management and our independent public accountant;

●	discussed with our independent public accountant the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from our independent public accountant regarding its independence as required by applicable requirements of the PCAOB regarding the accountant’s communications with the Audit Committee and the Audit Committee further discussed with the accountant its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and our independent public accountant, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing.

THE AUDIT COMMITTEE:

Richard Levychin (Chair)

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-party transactions.” For purposes of our policy only, and not for purposes of required disclosure, which will be all related party transactions, even if less than $120,000, a “related-party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related party is any executive officer, director or a holder of more than five percent of our common shares, including any of their immediate family members and any entity owned or controlled by such persons.

At present, we have appointed three independent directors to the N&CG Committee. As a result, our Chief Financial Officer, Richard Wong, must present information regarding a proposed related-party transaction to the Nominating and Corporate Governance Committee. Under the policy, where a transaction has been identified as a related-party transaction, Mr. Wong must present information regarding the proposed related-party transaction to our Nominating and Corporate Governance Committee, once the same is established, for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-party transactions, our Nominating and Corporate Governance Committee takes into account the relevant available facts and circumstances including, but not limited to:

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the related party transaction was initiated by us or the related party;

●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to us from the related party transaction;

●	the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;

●	the related party’s interest in the related party transaction, and

●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Nominating and Corporate Governance Committee shall then make a recommendation to the Board, which will determine whether or not to approve of the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Except as set forth below, we have not had any related party transactions, regardless of dollar amount:

As of December 31, 2022, $32,500 (December 31, 2021, $47,461) in total was owing to officers and directors or to companies owned by officers and directors of the Company for services and expenses. These amounts owing have been included in accounts payable and accrued liabilities.

During the year ended December 31, 2022 and 2021, the Company incurred $79,457 and $66,246, respectively, to our U.S. general counsel firm, D R Welch against legal services, a corporation controlled by a director of the Company. No shares were issued in the year ended December 31, 2022 (an aggregate of 13,158 shares were issued – December 31, 2021) to David Welch as part of the payment.

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PROPOSAL NO. 1

THE ELECTION OF FIVE DIRECTORS

General

In accordance with our articles, our Board of Directors has set the number of directors at five (5) for the ensuing year. Accordingly, five directors are to be elected at this Annual Meeting to serve until the 2023 Annual Meeting of shareholders or until a successor has been elected and qualified for each. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of the directors requires a plurality of the votes cast at the Annual Meeting. As the Company has grown, the Board determined in connection with the completion of our IPO to have a total of five directors as set forth below to have a full complement of independent directors.

The term of office of each of the current directors will end at the conclusion of the Meeting. Unless the director’s office is vacated earlier in accordance with the provisions of the Business Corporations Act (British Columbia) (“BCA”), each director elected will hold office until the conclusion of the next annual general meeting of the Company or, if no director is then elected, until a successor is elected.

Advance Notice Provisions

The Articles of the Company include advance notice provisions (the “Advance Notice Provisions”) that provide that only directors who have been nominated in accordance with the Advance Notice Provisions may be nominated for election to the Board of Directors. The Advance Notice Provisions provide Shareholders, directors and management of the Company with a clear framework for nominating directors. Among other things, the Advance Notice Provisions fix a deadline by which holders of Common Shares must submit director nominations to the Company prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in such notice to the Company for the notice to be in proper written form.

As of the date hereof, the Company has not received notice of a nomination in compliance with the Company’s Articles and, as such, other than nominations that may be received by the Company in compliance with the Advance Notice Provisions, any nominations which are not nominations by or at the direction of the Board, or an authorized officer of the Company, will be disregarded at the Meeting.

Management’s Director Nominees

The following table sets forth the nominees for the directors on the Board of Directors. It also provides certain information about the nominees as of the Record Date. Board committee assignments will be reviewed and reassigned as appropriate after the 2023 Annual Meeting.

Nominees for Director

Name	Age	Position	Served Since

William J. Meekison	58	Director, Co-Chairman, Audit Committee and Compensation Committee	June 2019

David Welch	41	Director, Co-Chairman, Audit Committee and Nominations and Corporate Governance Committee	June 2019

Amy Griffith	51	Director, Chair, Compensation Committee, Chair Nominations and Corporate Governance Committee, Audit Committee	July 2021

Richard Levychin	64	Director, Audit Committee Chair, Nominations and Corporate Governance Committee, Compensation Committee	July 2021

Elaine Goldwater	51	Director Candidate	After the Annual Meeting, if elected

All directors’ bios are as set forth above under Management, except for Elaine Goldwater, whose bio is set forth hereinbelow.

Elaine Goldwater is an executive in the Bio-Pharmaceutical Industry. She is the Senior Director of Marketing, Endocrinology at Recordati Rare Diseases. Offering 20 plus years of experience creating and launching complex global marketing strategies in the competitive pharmaceutical industry, she offers a talent for guiding informed decision-making, leading strategic planning and strategic operations, and delivering double-digit growth and transform across high-value product portfolios. Most recently driving her business unit to over 50% growth in 6- months.

Her expertise includes deep knowledge of the product lifecycle from pre-clinical/early-stage development through launch, loss of exclusivity (LOE), line-extension, and late lifecycle products. In addition, Elaine’s mastery of country and global operations is leveraged with a background in building market archetypes, shared best practices, and profitable strategy and execution models. She drives end to end commercial strategy creation and execution through a collaborative cross functional process that delivers above brand performance driving to growing net revenue and ensuring patient access. She has brought this strategic expertise into strategy development and into market execution driving double digit growth and across multiple disease categories from Cushing Disease, Acromegaly, Infectious Disease (antibiotic, anti-fungal, HIV, HPC); Contraception, hematology, oncology, respiratory, diabetes and urology. Additionally, Elaine has expertise in orphan drug and rare disease filing, launching, and marketing execution.

She is especially adept at motivating and uniting cross-functional headquarter global and country teams toward common goals. By gathering input from internal and external customers and engaging with scientific leader, HCPs, Patients, patient advocacy, and payors, she innovates solutions, shape and articulate our vision, and generate buy-in across an enterprise. From August 2019-August 2022, Ms. Goldwater was a Director of Global Marketing for Merck & Co., Inc. (across two product lines), and from December 2022 to present, she has been a USA Marketing, Senior Director of Marketing for Endocrinology for Recordati Rare Diseases, Inc. The Board and Company believe that Ms. Goldwater is qualified to serve as a Director due to her long term experience as a high level marketing executive.

Vote Required

Election of the directors requires a plurality of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE IN THIS PROPOSAL NO. 1.

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PROPOSAL NO. 2

THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022

The Board of Directors has appointed Marcum LLP (“Marcum”) as our independent registered certified public accounting firm for the fiscal year 2023 and has further directed that the selection of Marcum be submitted to a vote of shareholders at the Annual Meeting for ratification. Marcum has been the Company’s auditor since 2020.

If the appointment of Marcum is not ratified, the Board will propose an alternate accounting firm to act as auditor of the Company for approval by shareholders.

Representatives of Marcum are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Aggregate fees billed to us by Marcum LLP, the Company’s principal independent accountants, during the last two fiscal years were as follows:

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of services by our independent auditors that, including accounting consultations on transaction related matters including work related to our S-1 fillings, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

During the years ended December 31, 2022 and 2021, Marcum LLP did not incur fees for any other professional services.

All services provided by the Company’s independent auditor were approved by the Company’s Audit Committee.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD RECOMMENDS A VOTE “FOR” TO RATIFY THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

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PROPOSAL NO. 3 –

PROPOSAL 3: APPROVAL OF REVERSE STOCK SPLIT OF ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IN A RANGE OF 1:15 TO 1:50

Our Board of Directors has determined that it is advisable and in our and our stockholders’ best interests that the Board of Directors be granted the authority to implement, in its sole discretion, a reverse stock split of the outstanding and treasury shares of our common stock at a specific exchange ratio set by the Board of Directors, at a range of ratios from 1-for-15 to 1-for-50, in the discretion of the Board of Directors and to be announced by press release or 8-K, and to grant authorization to the Board of Directors to determine, in its sole discretion, whether to implement the reverse stock split, as well as its specific timing (but not later than December 31, 2024) (the “Reverse Split Proposal”). Accordingly, stockholders are asked to approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split consistent with such terms and to grant authorization to the Board of Directors to determine, in its sole discretion, whether to implement the reverse stock split, as well as its specific timing and ratio (within the set of ratios listed above).

The Board of Directors strongly believes that the reverse stock split is necessary for the following reason:

To regain compliance with continued listing standards for the Nasdaq Capital Market – our Board believes it would be in our stockholders’ best interests for our Common Stock to regain compliance with the Nasdaq minimum bid price requirement. On April 24, 2023, the “Company received a letter from Nasdaq that it no longer complies with Rule 5550(a)(2) of Nasdaq’s Listing Rules (the “Rules”) which require listed securities to maintain a minimum bid price of $1 per share. Based upon the closing bid price for the last 30 consecutive business days (March 9, 2023 to April 21, 2023), the Company no longer meets this requirement. However, the Rules also provide the Company a compliance period of 180 calendar days (until October 23, 2023) in which to regain compliance. The Company regains compliance if at any time during this 180 day period the closing bid price of the Company’s security is at least $1 for a minimum of ten consecutive business days.

The Board of Directors has unanimously approved a resolution proposing an amendment to our amended and restated certificate of incorporation to allow for the reverse stock split and directed that it be submitted for approval by consent in lieu of a special meeting of shareholders.

The Board of Directors believes that it is critical to the future viability of the Company that you vote “FOR” the Proposal.

Should we receive the required stockholder approval for the Reverse Split Proposal, the Board of Directors will have the sole authority to elect, without the need for any further action on the part of our stockholders: (1) whether or not to effect a reverse stock split, and (2) if so, the number of whole shares, from two through twenty, in the discretion of the Board of Directors, which will be combined into one share of our common stock. Notwithstanding approval of the reverse stock split by the stockholders, the Board of Directors may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Province of British Columbia not to effect the reverse stock split on or prior to December 31, 2024. If the Board of Directors does not implement a reverse stock split on or prior to December 31, 2024, stockholder approval again would be required prior to implementing any reverse stock split.

In determining which reverse stock split ratio to implement, if any, following receipt of stockholder approval, the Board of Directors may consider, among other things, various factors, such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the reverse stock split on the trading market for our Common Stock in the short- and long-term;

●	our ability to maintain listing on The NASDAQ Capital Market;

● which reverse stock split ratio would result in the least administrative cost to us; and

● prevailing general market and economic conditions.

Certain of our officers and directors have an interest in the reverse stock split as a result of their ownership of Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

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Reasons for the Reverse Stock Split

To allow us to regain compliance to meet minimum listing standards for an exchange. Our Board believes it would be in our stockholders’ best interests for our Common Stock to regain compliance with the Nasdaq minimum bid price requirement. On April 24, 2023, AgriForce Growing Systems, Ltd. (the “Company”) received a letter from Nasdaq that it no longer complies with Rule 5550(a)(2) of Nasdaq’s Listing Rules (the “Rules”) which require listed securities to maintain a minimum bid price of $1 per share. Based upon the closing bid price for the last 30 consecutive business days (March 9, 2023 to April 21, 2023), the Company no longer meets this requirement. However, the Rules also provide the Company a compliance period of 180 calendar days (until October 23, 2023) in which to regain compliance if at any time during this 180 day period the closing bid price of the Company’s security is at least $1 for a minimum of ten consecutive business days. When a reverse stock split is implemented there is one-for-one inverse proportionate increase in the stock price (for instance with a 1 for 10 reverse stock split, the stock price per share is multiplied by 10), thus with a reverse stock split, the Company can increase its stock price to a level, which it should theoretically be able to maintain in excess of $1.

The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed reverse stock split will increase our stock price or that any increase will be maintained over any significant period of time. The Board of Directors expects that a reverse stock split of our Common Stock will increase the market price of our Common Stock. However, the effect of a reverse stock split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances does not indicate a likelihood that our stock price will be maintained at any higher level. It is possible that the per share price of our Common Stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the reverse stock split, and the market price per post-reverse stock split share may not exceed or remain at any specified level for a sustained period of time, and the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect a reverse stock split, the market price of our Common Stock may decrease due to factors unrelated to the stock split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the reverse stock split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split.

Current stockholders will likely experience dilution as a result of the Reverse Stock Split. There is a trend for our stock price to decrease after a reverse stock split. This is likely as a result of the availability of more shares issued as a result of our anticipated future financing needs. As the number of shares available in the market increases, the price tends to decrease. We are unable to predict if, when and to what magnitude dilution will occur; however, there is a substantial likelihood that significant dilution will occur based on historical data.

The proposed reverse stock split may decrease the liquidity of our stock. The liquidity of our capital stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split.

In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board of Directors or render tender offers for a combination with another entity more difficult to successfully complete. The Board of Directors does not intend for the reverse stock split to have any anti-takeover effects.

The Board of Directors believes that the consummation of the proposed reverse stock split is essential to our ability to maintain the listing of the Common Stock. Nevertheless, this is likely to result in substantial further dilution to current holders of shares of Common Stock and erosion of our stock price.

Principal Effects of the Reverse Stock Split

After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of Common Stock. Except to the extent that whole shares will be exchanged in lieu of fractional shares as described below, the proposed reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us and proportionate voting rights and other rights and preferences of the holders of Common Stock will not be affected by the proposed reverse stock split. The number of stockholders of record also will not be affected by the proposed reverse stock split, except to the extent that whole shares will be exchanged in lieu of fractional shares as described below.

The following table contains approximate information relating to the Common Stock under the low end, high end and midpoint of the proposed range of reverse stock split ratios, without giving effect to any adjustments for fractional shares of Common Stock, as of August 10, 2023 (and without giving effect to the Authorized Share Increase):

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Authorized but Unissued
Pre-Reverse Stock Split	unlimited
Post-Reverse Stock Split 1:15	unlimited
Post-Reverse Stock Split 1:25	unlimited
Post-Reverse Stock Split 1:50	Unlimited

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We maintain a Stock Incentive Plan (the “Plan”) pursuant to which we have granted stock options and restricted shares that are presently outstanding, and additional equity incentive compensation awards may be granted in the future under the Plan. Pursuant to the terms of the Plan, the Board of Directors or a committee thereof, as applicable, will adjust the number of shares available for future grant under the Plan, the number of shares underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the Plan to equitably reflect the effects of the reverse stock split.

In addition, proportionate adjustments will be made to the per share exercise price of all outstanding warrants to purchase shares of our Common Stock, as well as to the numbers of each.

If the proposed reverse stock split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

After the effective date of the reverse stock split, our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act. The proposed reverse stock split will not affect the registration of the Common Stock under the Securities Exchange Act. Our Common Stock would continue to be reported on the OTCQB under the symbol “IGAP,” although the OTCQB will add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the reverse stock split to indicate that the reverse stock split had occurred.

Effective Date

The proposed reverse stock split would become effective on the date of filing of a certificate of amendment to our articles in British Columbia. On the effective date, shares of Common Stock issued and outstanding and the shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the reverse stock split ratio determined by the Board of Directors within the limits set forth in this proposal.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result of the reverse stock split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the reverse stock split will automatically be entitled to receive an additional share of Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

Record and Beneficial Stockholders

If the reverse stock split is authorized by the stockholders and the Board of Directors elects to implement the reverse stock split, stockholders of record holding some or all of their shares of our Common Stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of our Common Stock they hold after the reverse stock split. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the reverse stock split is authorized by the stockholders and the Board of Directors elects to implement the reverse stock split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the reverse stock split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-reverse stock split shares will be asked to surrender to the exchange agent certificates representing pre-reverse stock split shares in exchange for post-reverse stock split shares, including whole shares to be issued in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split rounded up to the nearest whole share. No new post-reverse stock split share certificates, including those representing whole shares to be issued in lieu of fractional shares, will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of Common Stock would remain unchanged after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury will also be reduced proportionately based on the exchange ratio of the reverse stock split. We will reclassify prior period per share amounts and the Consolidated Statements of Stockholders’ Equity for the effect of the reverse stock split for any prior periods in our financial statements and reports such that prior periods are comparable to current period presentation. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

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Certain Material U.S. Federal Income Tax Consequence of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the reverse stock split to our stockholders who are United States holders, as defined below. This summary is general in nature and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any U.S. federal non-income, state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, real estate investment trusts, real estate mortgage investment conduits, foreign entities, nonresident alien individuals, broker-dealers, stockholders whose functional currency is not the U.S. dollar, partnerships (or other entities classified as partnership for U.S. federal income tax purposes, S corporations or other flow-through entities for U.S. federal income tax purposes, and tax-exempt entities. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders that received Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging constructive sale or conversion transaction for federal income tax purposes. This summary also assumes that you are a United States holder (defined below) who has held, and will hold, shares of Common Stock as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), i.e., generally, property held for investment. Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the reverse stock split (whether or not such transactions are in connection with the reverse stock split), including, without limitation, the exercise of options or rights to purchase Common Stock in anticipation of the reverse stock split.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. You should consult with your own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and of which one or more “U.S. persons” (as defined in the Code) has the authority to control all substantial decisions, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

The following discussion is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and administrative rulings and practice, all as of the date hereof, all of which are subject to change, potentially with retroactive effect which could adversely affect the accuracy of the statements and conclusions set forth herein. No ruling from the Internal Revenue Service or opinion of counsel has been obtained in connection with the reverse stock split, and there can be no assurance that the Internal Revenue Service would not take a position contrary to that discussed herein, nor that such contrary position would not be sustained.

Other than in respect of a fractional share that is rounded up to a full share, no gain or loss should be recognized by a United States holder upon such stockholder’s exchange of pre-reverse stock split shares of Common Stock for post-reverse stock split shares of Common Stock pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any whole share received in exchange for a fractional share) will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefore. The United States holder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split. Although the matter is not clear, it is possible that United States holders whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share will recognize gain, which may be characterized as either a capital gain or as a dividend, to the extent of the value of such rounded-up amount (i.e., less than one share).

No gain or loss will be recognized by us as a result of the reverse stock split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Vote Required

The Reverse Stock Split will be approved if the majority of issued and outstanding shares as of the Record Date vote in favor of the proposal. As a result, abstentions will have no effect on this proposal. Broker non-votes are not expected to result from the vote on this proposal.

Voting Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

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PROPOSAL NO. 4 – REDUCTION OF THE MINIMUM CONVERSION PRICE OF OUR CONVERTIBLE NOTES ISSUED IN JUNE 2022 AND JANUARY 2023

In June 2022 and January 2023, we issued two tranches of convertible notes to institutional investors totalling $19,101,923 principal amount.  At the current time, the Floor Price as defined in those notes is $0.42.  As of the close of trading on August 7, 2023, the price of a Company common share is $0.1547. The Company is looking to fulfill its repayment obligations in Company common shares rather than in cash, and to do so, it needs to be able to convert shares at a market price. By providing a price at the $0.10, which is the lowest price permitted by Nasdaq, the Company has the ability to convert at market prices.  Given that the Company is contemplating a reverse stock split in order to meet Nasdaq minimum requirements, it is also requesting the ability to further reduce the price post reverse split below the reverse split adjusted price from $0.10, upon approval of its Board of Directors.  The Board of Directors believes it is in the Company’s best interests to be able to enact these changes so as (i) to preserve cash and make monthly payments in stock and allow the investors to convert (ii) incentivize the investors to further invest in the Company by purchasing further notes at prices closer to market prices.  In order to achieve these purposes, the Company proposes to amend the definition of “Floor Price” as follows:

1.	“Floor Price” means $0.10 (pre reverse split) provided that the Company may lower the Floor Price at any time upon written notice to each Holder; provided, further, that any such reduction shall only be effective on any given date, if notice of such reduction is delivered by the Company to the Holder. Prior to 9:30 AM, New York City time on such given date (and any such notice delivered after 9:30 AM, New York City time on such given date, shall be effective at 9:30 AM, New York City time on the Trading Day immediately following such given date (unless otherwise agreed to in writing by the Holder and the Company, which may be an e-mail).

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE DEFINITION OF FLOOR PRICE.

PROPOSAL NO. 5 - OTHER MATTERS

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Annual Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

Upon written request to Secretary, AgriFORCE Growing Systems, Ltd. at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6, we will provide without charge to each person requesting a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, the Company’s 2022 10-K is available on our Internet website at www.agriforcegs.com.

BY ORDER OF THE BOARD OF DIRECTORS

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Annex I

10-K for the year ended December 31, 2022